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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Earliest Event Reported
                                October 24, 2005


                       Environmental Tectonics Corporation
             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
         (State or other jurisdiction of incorporation of organization)


        1-10655                                         23-1714256
(Commission File Number)                    (IRS Employer Identification Number)


       County Line Industrial Park
        Southampton, Pennsylvania                          18966
 (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (215) 355-9100


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the
    Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On October 24, 2005, Environmental Tectonics Corporation (the "Company") entered into a Service Contract (the "Service Contract") with Sonny Callahan and Associates LLC (the "Consultant") whereby the Consultant agreed to act as an advisor and strategist, assisting the Company in seeking federal support for certain of its aircrew training systems. In exchange for its services under the Service Contract, the Consultant shall receive monthly payments of the common stock of the Company (the "Equity Payment") in addition to cash consideration. The Equity Payment consists of shares of common stock of the Company valued, in the aggregate, at $9,000 as calculated each month by averaging the value of the Company's common stock on the American Stock Exchange for the last five trading days of the preceding month. In January 2006, the Company's Board of Directors ratified the Service Contract and reserved 100,000 shares of the Company's common stock for issuance to the Consultant under the Service Contract. The Service Contract is effective for the period beginning on August 1, 2005 and ending on July 31, 2007.

        The Company intends to register with the Securities and Exchange Commission the shares of the Company's common stock issuable pursuant to the Service Contract by filing a Registration Statement on Form S-8 with the Securities and Exchange Commission.











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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d)   Exhibits

               10.1 Service Contract, dated October 24, 2005, by and between
                    Sonny Callahan & Associates LLC and the Company.




















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            ENVIRONMENTAL TECTONICS CORPORATION
                                            Registrant


Date: January 26, 2006                      By /s/ Duane D. Deaner
                                               --------------------------------
                                                   Duane D. Deaner
                                                   Chief Financial Officer












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                                  Exhibit Index

10.1 Service Contract, dated October 24, 2005, by and between Sonny Callahan & Associates LLC and the Company.






















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